ALPINE ULTRA SHORT TAX OPTIMIZED INCOME FUND

A SERIES OF ALPINE INCOME TRUST (the “Trust”)

SUPPLEMENT DATED JULY 19, 2013
TO THE PROSPECTUS DATED FEBRUARY 28, 2013 AND
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 30, 2013

Effective July 19, 2013, the following language replaces the section of the Prospectus titled “Sales Charge Reduction or Waiver – Class A”:

Sales Charge Reduction or Waiver – Class A (Ultra Short Fund)

There are several ways you can combine multiple purchases of Class A shares to eliminate the 0.50% sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $250,000 or more, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to eliminate the 0.50% sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, see the SAI or contact your financial intermediary.

Additionally, the sales charge for Class A may be waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or its distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or its distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or its distributor

•
An agent or broker of a dealer that has entered into a selling agreement with the Fund’s distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•
Financial intermediaries that have entered into contractual agreements with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Funds investing through self-directed brokerage service platforms

These waivers may be discontinued at any time without notice.

Effective July 19, 2013, the following language replaces the section of the Statement of Additional Information titled “Purchasing Shares”:

Purchasing Shares

As described under “How to Buy Shares” in the Prospectus, Investor Class shares of the Municipal Money Market Fund and Institutional Class shares of the Ultra Short Fund and High Yield Municipal Fund are offered for sale, without a sales charge, at the net asset value per share next computed after receipt of a purchase order by the Distributor of the Funds’ shares.

Class A (Ultra Short Fund and High Yield Municipal Fund)

As of the fiscal years ended October 31, 2012, 2011 and 2010 the Distributor of the Funds received the following sales charges from investors on sales of Class A shares:

Class A	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor
	2012		2011		2010
Ultra Short Fund	$0	$0	$0	$0	$0	$0
High Yield Municipal Fund(1)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	No information is presented for the High Yield Municipal Fund as it is newly organized.

Sales Charge Reduction or Waiver

Certain investors of the Ultra Short Fund and High Yield Municipal Fund may be eligible to combine multiple purchases of Class A shares to eliminate the sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $250,000 or more or $100,000 or more for Ultra Short Fund and High Yield Municipal Fund, respectively, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to eliminate the sales charge. If you hold Fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, please contact your financial intermediary.

Additionally, the sales charge may be waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or its distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or its distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or its distributor

•
An agent or broker of a dealer that has entered into a selling agreement with the Funds’ distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain investment advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•
Financial intermediaries that have entered into contractual agreements with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Funds investing through self-directed brokerage platforms

These waivers may be discontinued at any time without notice.

Fund shares are not currently available for sale in all jurisdictions.  Please contact your financial intermediary for more information.

Please retain this Supplement for future reference.